AMENDMENT NO. 1 TO
              RESEARCH & DEVELOPMENT, SALES AND MARKETING AGREEMENT

     THIS  AMENDMENT  NO. 1 TO  RESEARCH  &  DEVELOPMENT,  SALES  AND  MARKETING
AGREEMENT (this "Amendment") is entered into as of January 8, 2001 by and between Mobile Satellite Ventures LLC, a Delaware limited liability company ("Newco"), and Motient Services Inc., a Delaware corporation ("Motient Services").

     WHEREAS, the parties entered into a Research & Development, Marketing and Service Agreement on June 29, 2000 (the "R&D Agreement"), pursuant to which Newco purchased from Motient Services access and use of the Satellite Network for research, development and testing purposes; and

     WHEREAS, the parties desire to amend the R&D Agreement as more fully described herein to reflect the January 2001 Investment Agreement dated as of January 8, 2001 among the Newco, Motient Services and the other parties named therein (the "January Investment Agreement").

     NOW THEREFORE in consideration of the mutual covenants and agreements set forth below, the parties, intending to be legally bound, hereby amend the R&D Agreement as follows.

          1. Amendments to R&D Agreement. The R&D Agreement is hereby amended as follows:


                  (a) The  definition of "Asset  Purchase  Agreement" in Section
1.1 of the R&D Agreement is hereby deleted in its entirety and replaced with the following:

                  "Asset Sale Agreement" means that certain Amended and Restated Asset Sale Agreement between Newco and Motient Services dated January 8, 2001.

                    (b) The definition of "Investment Agreement" in Section 1.1 of the R&D Agreement is hereby deleted in its entirety and replaced with the following:

                 "Investment Agreement" means that certain January 2001 Investment Agreement among the Investors, Newco, Motient Corporation and the other parties named therein dated January 8, 2001.

                    (c) Section 11.3 of the R&D Agreement is hereby deleted in its entirety and replaced with the following:

                  11.3     Termination on Closing of Asset Sale Agreement.

                  This Agreement shall automatically terminate upon the Closing (as defined in the Asset Sale Agreement).

                    (c) Section 11.4 of the R&D Agreement is hereby deleted in its entirety and replaced with the following:

                  11.4     [Intentionally Deleted].

                  2. Miscellaneous. Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the R&D Agreement. All other terms and provisions of the R&D Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects. This Amendment shall terminate upon the termination of the January Investment Agreement and all of the terms of the R&D Agreement shall continue in full force and effect (without giving effect to this Amendment). This Amendment may be executed in any number of counterparts which, taken together, shall constitute a single, binding instrument. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its principles of conflicts of law that would give effect to the application of the law of another jurisdiction.



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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment, or have caused this Amendment to be duly executed on their behalf, as of the day and year first above written.


                                MOBILE SATELLITE VENTURES LLC


                                By:/s/Gary M. Parsons
                                   -----------------------------------
                                   Gary M. Parsons
                                   Chairman


                                MOTIENT SERVICES INC.


                                By:/s/Gary M. Parsons
                                   -----------------------------------
                                   Gary M. Parsons
                                   Chairman